Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

     I consent to the use in this Registration Statement on Form S-8 of Virilitec Industries, Inc. of my report dated October 08, 2001, appearing in the Prospectus which is part of this Registration Statement.


                                                      By:   /s/ Mark Cohen
                                                            -----------------
                                                            Mark Cohen, C.P.A.

Hollywood, Florida
August 4, 2002